STRATEGY SHARES

36 North New York Avenue

Huntington, NY 11743

Series of the Trust	NYSE Arca Ticker Symbol
Day Hagan/Ned Davis Research Smart Sector Fixed Income ETF	SSFI
Day Hagan/Ned Davis Research Smart Sector ETF	SSUS
Day Hagan/Ned Davis Research Smart Sector International ETF	SSXU

(collectively, the “Funds”)

December 18, 2024

The information in this Supplement amends certain information contained in the Funds’ currently effective Statement of Additional Information (collectively, the “SAI”).

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Effective December 4, 2024, Thomas Hamel is a Vice President of Strategy Shares (the “Trust”). Accordingly, the following information is added to the table under the section of the Funds’ SAI entitled “Management - Trustees and Officers”.

Name, Address, Year of Birth	Position(s) Held with Trust	Term and Length Served	Principal Occupation(s) During Past 5 Years
Thomas Hamel 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1969	Vice President	Since 2024	Vice President, Mutual Fund Series Trust and Catalyst Strategic Income Opportunities Fund, 2024 – Present; Managing Director, Head of Investment Operations, Catalyst Capital Advisors LLC, AlphaCentric Advisors LLC and Rational Advisors, Inc, since January 2024; COO, Head of Investment Operations & Accounting, Captain Technologies, 2020—2024; Head of Client & Investment Operations, Aksia LLC from 2009—2020.

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You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and Statement of Additional Information for each Fund dated September 1, 2024, which provide information that you should know about the Funds before investing. These documents are available upon request and without charge by calling the Funds toll-free at (855) 4SS-ETFS or (855) 477-3837, or by writing to the Fund at 36 North New York Avenue, Huntington, NY 11743.

Please retain this Supplement for future reference.